UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
 OF THE SECURITIES EXCHANGE ACT OF 1934

April 4, 2012
Date of Report
(Date of earliest event reported)

Defense Industries International, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-30105	84-1421483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hamefalsim Street, Petach Tikva 49514, Israel
(Address of principal executive offices and zip code)

                    (011) 972-3-7168383
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Registrant's Current Report on Form 8-K/A is being filed to:  (1) amend Item 4.01 of the Current Report on Form 8-K filed by the Registrant on March 30, 2012 and (2) file the letters received from Baker Tilly Virchow Krause, LLP (“Baker Tilly”) and Crowe Horwath (Israel) on April 4, 2012.

ITEM 4.01    CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Previous Independent Accountant

On March 18, 2012, Board of Directors of the Registrant accepted the resignation of Baker Tilly as the Registrant’s independent registered public accounting firm. Baker Tilly submitted a letter of resignation dated  March 7, 2012 to the Board of Directors of the Registrant wherein Baker Tilly advising that upon re-examining their client continuation decision several concerns had arisen including the alleged deteriorating communication, the acquisition of business without sharing information with the auditor, questioned sustainability of operating cash flows  to run the business (going concern) , change in key personnel and accounting staff, lack of internal controls over financial reporting and deteriorating general internal controls over accounting processes. In addition, Baker Tilly noted that it had unpaid bills. Based on foregoing, Baker Tilly chose to disengage from the Registrant immediately.  While the Board of Directors of the Registrant met to discuss the March 7th letter from Baker Tilly, it did not discuss the letter with a representative of such firm. No limitations were placed on Baker Tilly with respect to its communications with Crowe Horwath (Israel) (“Crowe Horwath”), the Registrant’s new independent registered public accounting firm.

During the Registrant’s two most recent fiscal years and through the date of this report, (i) there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Baker Tilly’s satisfaction, would have caused Baker Tilly to make reference to the subject matter of such disagreements in its reports on the Registrant’s consolidated financial statements for such years,  (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the “SEC”) , except as noted in the first paragraph of this Item and (iii) Baker Tilly’s report on the financial statements of the Company did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant provided Baker Tilly with a copy of the foregoing disclosures before its filing with the SEC and requested that Baker Tilly furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.1 to this report on Form 8-K.

(b)  New Independent Accountant

On March 22, 2012, the Registrant, upon the approval of the Registrant’s Board of Directors, engaged the services of Crowe Horwath as the Registrant’s new independent registered public accounting firm effective as of March 22, 2012 (the “Engagement Date”).

 Crowe Horwath were engaged by the registrant as statutory accountants for local Israeli purposes and participated under the supervision of Baker Tilly the audits and reviews performed by Baker Tilly during the years 2006 – 2011.

During the Registrant’s two most recent fiscal years and prior to the Engagement Date, the Registrant did not consult with  Crowe Horwath  regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements, or (iii) any other matter that was either the subject of a disagreement or a reportable event as set forth in Items 304(a)(1)(iv) and (v) of Regulation S-K.

The Registrant provided Crowe Horwath with a copy of the foregoing disclosures before its filing with the SEC and requested that Crowe Horwath furnish a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached hereto as Exhibit 16.2 to this report on Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits

Exhibit 16.1                                Letter of Baker Tilly Virchow Krause, LLP re Change in Certifying Accountant

        Exhibit 16.2                                Letter of Crowe Horwath (Israel) re Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 5, 2012

DEFENSE INDUSTRIES INTERNATIONAL, INC.
(Registrant)

By: /s/Uri Nissani
Name: Uri Nissani
Chief Executive Officer and
President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
       16.1            Letter of Baker Tilly Virchow Krause, LLP re Change in Certifying Accountant

       16.2            Letter of Crowe Horwath (Israel) re Change in Certifying Accountant